                                                              2002 ANNUAL REPORT
Morgan Stanley Strategic Adviser Fund, Inc.
                                                              December 31, 2002
DIRECTORS AND OFFICERS
Barton M. Biggs           William G. Morton, Jr.
CHAIRMAN OF THE           DIRECTOR
BOARD OF DIRECTORS
                          Michael Nugent
Ronald E. Robison         DIRECTOR
PRESIDENT AND DIRECTOR
                          Fergus Reid
John D. Barrett II        DIRECTOR
DIRECTOR
                          Stefanie V. Chang
Thomas P. Gerrity         VICE PRESIDENT
DIRECTOR                                              [MORGAN STANLEY LOGO]
                          Lorraine Truten
Gerard E. Jones           VICE PRESIDENT
DIRECTOR                                              Morgan Stanley Strategic
                          Mary E. Mullin              Adviser Fund, Inc.
Joseph J. Kearns          SECRETARY
DIRECTOR
                          James W. Garrett            Conservative Portfolio
Vincent R. McLean         TREASURER                   Moderate Portfolio
DIRECTOR                                              Aggressive Portfolio
                          Belinda A. Brady
C. Oscar Morong, Jr.      ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co., Inc.
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116


For additional Fund information, including the        Morgan Stanley
Fund's net asset value per share and information      Investment Management Inc.
regarding the investments comprising the Fund's       Investment Adviser
portfolio, please call 1-800-354-8185 or visit our website at www.morganstanley.com/im.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

TABLE OF CONTENTS

President's Letter                                      2
Managers' Report and Portfolio of Investments by
  Portfolio:
  Conservative Portfolio                                4
  Moderate Portfolio                                    7
  Aggressive Portfolio                                 10
Statements of Assets and Liabilities                   13
Statements of Operations                               14
Statements of Changes in Net Assets                    15
Financial Highlights                                   16
Notes to Financial Statements                          19


This report is authorized for distribution only when preceeded or accompanied by the prospectus of the Morgan Stanley Strategic Adviser Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations and describes in detail each of the portfolio's investment policies to the prospective investor call 1-800-354-8185. Please read the prospectus carefully before you invest or send money.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

PRESIDENT'S LETTER

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2002. Our fund currently offers three Portfolios that are intended to provide investors a range of asset class allocation strategies designed to accommodate different investors' philosophies, goals and risk tolerances.

In this Report, you will find Portfolio commentary, performance statistics and other useful information for each of the Fund's portfolios. Set forth below is a general market review for 2002.

MARKET OVERVIEW

Over the past twelve months, U.S. equity markets have experienced several hopeful rallies only to plunge again to yet lower lows. Then in early October, markets hit an important low which held through the end of the year. By the time that low was hit, the bear market had been underway for two and a half years, making it one of the longest of the past century. But bad news for stocks was good news for bonds, and fixed-income returns soared.

The technology-laden NASDAQ continued to suffer heavy losses for the twelve months ended December 31, 2002, plummeting 31.5%. The large-cap S&P 500 fell 22.1% during that time period, while the blue chip Dow Jones lost 15.0%. Even the small-cap Russell 2000, which had previously been immune to the bear market, depreciated by 20.5% in 2002. Although the drop in stock values affected equities of all sizes and styles, value stocks outperformed growth stocks. The S&P Barra Value Index tumbled 20.8% over 12 months, while the S&P Barra Growth Index fell 23.6%.

Corporate earnings declined year-over-year for five quarters in a row in the worst profits recessions on record. By the second quarter of 2002, earnings eked out a small increase, rising by a modest 1.4% over the previous year. Earnings growth was expected to accelerate through the rest of 2002 and into 2003, according to First Call, which is a data provider that collects and averages analyst's earnings estimates and provides a consensus expectation for company earnings. As earnings improved but the market continued to stumble, valuations fell significantly. Price-to-earnings ratios based on trailing earnings peaked in March 2002 at 30, and then fell to 19 by the end of the year.

Many international developed markets fared even worse than U.S. markets over the past year, despite a depreciating U.S. dollar, which boosted non-dollar-denominated returns. The MSCI EAFE Index for Europe, Asia and the Far East declined 15.9% in U.S dollars for the twelve months ended December 31, 2002 and lost 28.7% in local currencies. Japan, which remained gripped by deflation, a lackluster economy, and a strained banking system, still managed to outperform its European counterparts. The MSCI Japan Index lost just 10.3% in U.S. dollars and 18.8% in local currency. Germany was one of the worst performers, falling 34.1% in U.S. dollars and 44.0% in local currency.

During the first quarter of 2002, the fiscal and monetary stimulus that had been pumped into the economy in late 2001 appeared to be pulling the economy out of a recession. In early 2002, Gross Domestic Product clocked in at a robust 5.0%, but from there the economic picture began to turn more mixed. The labor market continued to deteriorate, although not dramatically, consumer confidence slackened, and companies remained reluctant to make new investments. Despite those drags, consumers continued to spend, thus keeping economic growth intact in subsequent quarters. Late in the year, Federal Reserve Chairman Alan Greenspan admitted that the economy appeared to have hit a "soft patch," prompting the central bank to cut another 50 basis points off of the already low fed funds rate.

Fixed-income markets enjoyed spectacular performance, outperforming equities to the greatest extent since the 1930's. The Lehman Brothers Aggregate Bond Index gained 10.3%, during the 12 months ended December 31, 2002. For that period, government long-term issues had the best performance, gaining 17.0%. Yields all across the yield curve dropped over the past year, including the 30-year Treasury bond, which lost 69 basis points to end the year at 4.8%. The 2-year Treasury note reached 1.6%, 142 basis points below where it was in December 31, 2001.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

MARKET OUTLOOK

Over the past twelve months, the economy and markets weathered significant stress. Business activity slowed dramatically, pushing the economy into a recession. Despite a promising economic recovery in early 2002, markets were dragged down by tremendous uncertainty. Government regulators investigated a slew of cases, including accounting fraud, corporate malfeasance and insider trading. At the same time, the administration readied for war with Iraq, while issuing warnings of possible terrorist activity.

While scandals and terror grabbed the headlines, however, the fundamentals began to improve. Corporate earnings began to increase, valuations fell to more reasonable levels, business inventories were drawn down, and the consumer remained stalwart. We believe that the economy will continue to recover and, as the global environment becomes more certain, markets will continue to pick up.

For the new year, the economic data is already looking better, and the consensus continues to expect the economy to grow at 2.7% in the first half of 2003 and then pick up speed to around 4% later in the year. One of the brightest lights in the recent data is the Institute for Supply Management Manufacturing Index
(ISM) survey of manufacturers; all of the components rose and new orders surged. The overall composite Index appears to lead economic activity by about half a year, and the current reading on the ISM survey is consistent with 4% GDP growth.

Equities will likely get a boost from several corners in 2003. Monetary and fiscal policy continues to be extraordinarily stimulative. The Federal Reserve has kept interest rates at exceptionally low levels for far longer than the market ever anticipated. The government is also planning to pour an additional $315 billion into the economy. That spending includes $180 billion that was part of last year's fiscal stimulus package, $75 billion on new defense and homeland security projects and $60 million from the administration's proposed 2003 stimulus package.

Dividends will also play a crucial role in the market over the near term. The dividend yield on the S&P 500 recently edged up to about 1.75%. Meanwhile, low interest rates have driven money market yields way down. For the first time, money market yields are lower than the dividend yield on the S&P 500, making stocks look particularly attractive compared to cash.

Dividends are likely to increase further because of the administration's proposed change to the way they are taxed. Even without the tax benefit, more companies are beginning to pay dividends, including technology companies where dividends had been spurned most fiercely. The renewed popularity of dividends was largely sparked by a change in investor priorities and a more modest secular outlook for stock prices. Analysts are divided over how beneficial the tax change could be, they estimate that eliminating dividend taxes could add anywhere from 2 to 20% to market return.

OTHER DEVELOPMENTS

The Board of Directors approved the liquidation of the Fund. The Fund is scheduled to liquidate as of March 31, 2003.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President

January 2003

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Investment Overview

CONSERVATIVE PORTFOLIO (UNAUDITED)

[CHART]

COMPOSITION OF NET ASSETS
(AT DECEMBER 31, 2002)

U.S. Fixed Income Funds                 77.6%
U.S. Equity Funds                       20.1%
International Equity Funds               1.4%
International Fixed Income Fund          0.7%
Other                                    0.2%


PERFORMANCE COMPARED TO THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX AND THE COMPOSITE INDEX(1)

                                                       TOTAL RETURNS(2)
--------------------------------------------------------------------------
                                                                 AVERAGE
                                                                  ANNUAL
                                                        ONE       SINCE
                                                       YEAR     INCEPTION
--------------------------------------------------------------------------
Portfolio - Class A(3)                                (3.95)%        3.83%
Portfolio - Class B(3)                                (4.30)         3.58
Lehman 1-3 Year Government Bond Index                  6.01          6.51
Composite Index                                       (0.57)         4.81

(1) The Lehman 1-3 Year Government Bond Index is comprised of government agency and treasury securities with maturities of 1-3 years. The Composite Index is a composite comprised of 70% of the Lehman 1-3 Year Government Bond Index, 20% of the S&P 500 Index and 10% of the Salomon High Yield Market Index.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on December 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000** INVESTMENT
--------------------------------------------------------------------------------

                PORTFOLIO          PORTFOLIO            LEHMAN            COMPOSITE
                 CLASS A            CLASS B             INDEX               INDEX
12/31/97*       $10,000.00         $10,000.00         $10,000.00         $10,000.00
12/31/98            10,776             10,752             10,696             11,108
12/31/99            11,712             11,648             11,014             11,817
12/31/00            12,070             11,975             11,914             12,207
12/31/01            12,561             12,458             12,930             12,721
12/31/02            12,065             11,922             13,707             12,648

*  Commencement of operations
** Minimum investment

* Commenced operations on December 31, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Conservative Portfolio seeks the highest level of long-term total return that is consistent with a relatively conservative level of risk. The Portfolio invests primarily in certain fixed income portfolios, and, to a lesser degree, certain equity portfolios of the Morgan Stanley Institutional Fund, Inc. ("MSIF") Class A shares and the Morgan Stanley Institutional Fund Trust ("MSIFT") Institutional Class shares (the "Underlying Funds"). The Portfolio's assets are normally allocated within the ranges of 75% - 85% fixed income and 15% - 25% equities. The allocations are expected to be relatively static with subtle periodic adjustments in response to market developments. An investment in the Portfolio will be directly impacted by the investment performance of the Underlying Funds in which it invests. An investment in the Portfolio is subject to all the risks of an investment in the Underlying Funds.

For the year ended December 31, 2002, the Portfolio had a total return of -3.95% for the Class A shares and -4.30% for the Class B shares, compared to 6.01% for the Lehman 1-3 Year Government Bond Index ("the Lehman Index") and -0.57% for the Composite Index.

MARKET REVIEW

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 returned -22.1% in 2002. Equity markets in the non-U.S. fared little better. Since the equity market peak of March 2000, the S&P 500 has now fallen over 40%. The severe market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity cast a cloud over risky assets and induced further flights to quality. These fears culminated in the market's annual bottom on October 9, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Index

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Investment Overview

CONSERVATIVE PORTFOLIO (CONT'D)

returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years.

The Portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and, we believed, that recovery, supported by an easy Federal Reserve, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the Portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the Portfolio was able to regain some lost ground.

Security selection strategies also endured a difficult environment in 2002. The corporate scandals created a jittery environment in which even high quality managements suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets, as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies captured the newspaper headlines, but belied the multitude of credit worries in the market. In this environment, both equity and fixed income security selection underperformed. Equity Growth (-27.6%) and Value Equity (-24.2%) both underperformed. The Limited Duration Bond Portfolio (+5.2%) and the High Yield Portfolio (-11.2%) also underperformed their respective benchmarks.

Partially offsetting these detractors from performance, our allocation to Emerging Markets Equities (-6.2%) and Emerging Markets Debt (+10.9%) contributed positively to performance, as they outperformed U.S. assets.

MARKET OUTLOOK

The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6 through 9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to global equities, an underweight to global fixed income, and a small overweight to cash.

January 2003

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Conservative Portfolio

                                     FINANCIAL STATEMENTS
                                     December 31, 2002

PORTFOLIO OF INVESTMENTS

                                                                          VALUE
                                                          SHARES          (000)
-------------------------------------------------------------------------------
INVESTMENTS (99.9%)
-------------------------------------------------------------------------------
U.S. FIXED INCOME FUNDS (77.6%)
  MSIFT High Yield Portfolio,
    Institutional Class                                  195,591     $      882
  MSIFT Limited Duration Portfolio,
    Institutional Class                                  594,374          6,336
-------------------------------------------------------------------------------
                                                                          7,218
-------------------------------------------------------------------------------
U.S. EQUITY FUNDS (20.1%)
  MSIF Equity Growth Portfolio, Class A                   75,219            940
  MSIF U.S. Real Estate Portfolio, Class A                 2,889             39
  MSIF Value Equity Portfolio, Class A                   123,464            890
-------------------------------------------------------------------------------
                                                                          1,869
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS (1.4%)
  MSIF Active International Allocation
    Portfolio, Class A                                    10,953             80
  MSIF Emerging Markets Portfolio, Class A                 5,340             54
-------------------------------------------------------------------------------
                                                                            134
-------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND (0.7%)
  MSIF Emerging Markets Debt
    Portfolio, Class A                                    21,199             62
-------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
  J.P. Morgan Securities, Inc., 1.05%,
    dated 12/31/02, due 1/2/03                        $       14(a)          14
-------------------------------------------------------------------------------
Total Investments (99.9%) (Cost $9,688)                                   9,297
Other Assets and Liabilities -- Net (0.1%)                                   10
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $    9,307
-------------------------------------------------------------------------------

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2002. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Investment Overview

MODERATE PORTFOLIO (UNAUDITED)

[CHART]

COMPOSITION OF NET ASSETS
(AT DECEMBER 31, 2002)

U.S. Fixed Income Funds                 48.1%
U.S. Equity Funds                       34.2%
International Equity Funds              16.1%
International Fixed Income Funds         1.0%
Other                                    0.6%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE COMPOSITE INDEX(1)

                                                       TOTAL RETURNS(2)
--------------------------------------------------------------------------
                                                                 AVERAGE
                                                                  ANNUAL
                                                        ONE       SINCE
                                                       YEAR     INCEPTION
--------------------------------------------------------------------------
Portfolio - Class A(3)                                (9.78)%        2.18%
Portfolio - Class B(3)                               (10.03)         1.90
S&P 500 Index                                        (22.09)        (0.58)
Composite Index                                       (6.77)         2.85

(1) The S&P 500 Index is comprised of 500 large-cap U.S.companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation. The Composite Index is a composite comprised of 40% of the Lehman Intermediate Government /Corporate Bond Index, 35% of the S&P 500 Index, 15% of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and 10% of the Salomon High Yield Market Index.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on December 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000** INVESTMENT
--------------------------------------------------------------------------------

                PORTFOLIO          PORTFOLIO           S&P 500            COMPOSITE
                 CLASS A            CLASS B             INDEX               INDEX
12/31/97*       $10,000.00         $10,000.00         $10,000.00         $10,000.00
12/31/98            10,993             10,957             12,857             11,706
12/31/99            12,729             12,660             15,562             13,044
12/31/00            12,555             12,456             14,143             12,783
12/31/01            12,345             12,214             12,463             12,343
12/31/02            11,138             10,989              9,710             11,507

* Commencement of operations
** Minimum investment

* Commenced operations on December 31, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Moderate Portfolio seeks the highest level of long-term total return consistent with a relatively moderate level of risk primarily through investment in a mix of fixed income and equity portfolios of the Morgan Stanley Institutional Fund, Inc. ("MSIF") Class A shares and the Morgan Stanley Institutional Fund Trust ("MSIFT") Institutional Class shares (the "Underlying Funds"). The Portfolio's assets are normally allocated within the range of 45% -55% equities and 45% - 55% fixed income. The allocations are expected to be relatively static with subtle periodic adjustments in response to market developments. An investment in the Portfolio will be directly impacted by the investment performance of the Underlying Funds in which it invests. An investment in the Portfolio is subject to all the risks of an investment in the Underlying Funds.

For the year ended December 31, 2002, the Portfolio had a total return of -9.78% for the Class A shares and -10.03% for the Class B shares, compared to -22.09% for the S&P 500 Index and -6.77% for the Composite Index.

MARKET REVIEW

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 returned -22.1% in 2002. Equity markets in the non-U.S. fared little better. Since the equity market peak of March 2000, the S&P 500 has now fallen over 40%. The severe market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity cast a cloud over risky assets and induced further flights to quality. These fears culminated in the market's annual bottom on October 9, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Investment Overview

MODERATE PORTFOLIO (CONT'D)

The Portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and, we believed, that recovery, supported by an easy Federal Reserve, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the Portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the Portfolio was able to regain some lost ground.

Security selection strategies also endured a difficult environment in 2002. The corporate scandals created a jittery environment in which even high quality managements suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets, as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies captured the newspaper headlines, but belied the multitude of credit worries in the market. In this environment, both equity and fixed income security selection underperformed. Equity Growth (-27.6%) and Value Equity (-24.2%) both underperformed. The Limited Duration Bond Portfolio (+5.2%) and the High Yield Portfolio (-11.2%) also underperformed their respective benchmarks.

Partially offsetting these detractors from performance, our allocation to Emerging Markets Equities (-6.2%) and Emerging Markets Debt (+10.9%) contributed positively to performance, as they outperformed U.S. assets. International equity strategies also added value as the MSIF Active International Allocation Portfolio (-13.1%) and the MSIF International Magnum Portfolio (-13.4%) both outperformed MSCI EAFE (-15.9%).

MARKET OUTLOOK

The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6 through 9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to global equities, an underweight to global fixed income, and a small overweight to cash.

January 2003

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Moderate Portfolio

                                     FINANCIAL STATEMENTS
                                     December 31, 2002

PORTFOLIO OF INVESTMENTS

                                                                          VALUE
                                                          SHARES          (000)
-------------------------------------------------------------------------------
INVESTMENTS (99.5%)
-------------------------------------------------------------------------------
U.S. FIXED INCOME FUNDS (48.1%)
  MSIFT High Yield Portfolio,
    Institutional Class                                  296,135     $    1,335
  MSIFT Intermediate Duration Portfolio,
    Institutional Class                                  470,411          4,906
-------------------------------------------------------------------------------
                                                                          6,241
-------------------------------------------------------------------------------
U.S. EQUITY FUNDS (34.2%)
  MSIF Equity Growth Portfolio, Class A                  178,130          2,225
  MSIF U.S. Real Estate Portfolio, Class A                 4,333              5
  MSIF Value Equity Portfolio, Class A                   299,444          2,159
-------------------------------------------------------------------------------
                                                                          4,443
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS (16.1%)
  MSIF Active International Allocation
    Portfolio, Class A                                   108,047            789
  MSIF Emerging Markets Portfolio, Class A                 8,636             87
  MSIF International Magnum Portfolio, Class A           151,089          1,215
-------------------------------------------------------------------------------
                                                                          2,091
-------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND (1.0%)
  MSIF Emerging Markets Debt
    Portfolio, Class A                                    42,398            125
-------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
  J.P. Morgan Securities, Inc., 1.05%,
    dated 12/31/02, due 1/2/03                        $       19(a)          19
-------------------------------------------------------------------------------
Total Investments (99.5%) (Cost $14,276)                                 12,919
Other Assets and Liabilities -- Net (0.5%)                                   64
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $   12,983
-------------------------------------------------------------------------------

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2002. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Investment Overview

AGGRESSIVE PORTFOLIO (UNAUDITED)

[CHART]

COMPOSITION OF NET ASSETS
(AT DECEMBER 31, 2002)

U.S. Equity Funds                       49.2%
International Equity Funds              36.5%
U.S. Fixed Income Funds                 12.7%
International Fixed Income Funds         0.9%
Other                                    0.7%

PERFORMANCE COMPARED TO THE MSCI WORLD INDEX AND THE COMPOSITE INDEX(1)

                                                       TOTAL RETURNS(2)
--------------------------------------------------------------------------
                                                                 AVERAGE
                                                                  ANNUAL
                                                        ONE       SINCE
                                                       YEAR     INCEPTION
--------------------------------------------------------------------------
Portfolio - Class A(3)                               (16.75)%       0.59%
Portfolio - Class B(3)                               (16.98)        0.34
MSCI World Index                                     (19.89)       (2.11)
Composite Index                                      (13.88)        0.21

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region, including dividends. The Composite Index is a composite comprised of 50% of the Russell 3000 Index, 25% of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, 15% of the Lehman Aggregate Bond Index and 10% of the IFC Investable Emerging Markets Index.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on December 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000** INVESTMENT
--------------------------------------------------------------------------------

                PORTFOLIO          PORTFOLIO          MSCI WORLD          COMPOSITE
                 CLASS A            CLASS B              INDEX              INDEX
12/31/97*       $10,000.00         $10,000.00         $10,000.00         $10,000.00
12/31/98            10,838             10,823             12,434             11,616
12/31/99            14,557             14,490             15,535             14,300
12/31/00            13,404             13,321             13,487             12,999
12/31/01            12,371             12,253             11,218             11,735
12/31/02            10,299             10,172              8,987             10,106

* Commencement of operations
** Minimum investment

* Commenced operations on December 31, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Aggressive Portfolio seeks the highest level of long-term capital appreciation that is consistent with a relatively high level of risk primarily through investment in certain equity portfolios, and, to a lesser degree certain fixed income portfolios of the Morgan Stanley Institutional Fund, Inc. ("MSIF") Class A shares and the Morgan Stanley Institutional Fund Trust ("MSIFT") Institutional Class shares (the "Underlying Funds"). The Portfolio's assets are normally allocated within the range of 80% - 90% equities and 10% - 20% fixed income. The allocations are expected to be relatively static with subtle periodic adjustments in response to market developments. An investment in the Portfolio will be directly impacted by the investment performance of the Underlying Funds in which it invests. An investment in the Portfolio is subject to all the risks of an investment in the Underlying Funds.

For the year ended December 31, 2002, the Portfolio had a total return of -16.75% for Class A shares and -16.98% for Class B shares, compared to -19.89% for the MSCI World Index and -13.88 for the Composite Index

MARKET REVIEW

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 returned -22.1% in 2002. Equity markets in the non-U.S. fared little better. Since the equity market peak of March 2000, the S&P 500 has now fallen over 40%. The severe market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity cast a cloud over risky assets and induced further flights to quality. These fears culminated in the market's annual bottom on October 9, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Investment Overview

AGGRESSIVE PORTFOLIO (CONT'D)

The Portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and, we believed, that recovery, supported by an easy Federal Reserve, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the Portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the Portfolio was able to regain some lost ground.

Security selection strategies also endured a difficult environment in 2002. The corporate scandals created a jittery environment in which even high quality managements suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets, as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies captured the newspaper headlines, but belied the multitude of credit worries in the market. In this environment, both equity and fixed income security selection underperformed. Equity Growth (-27.6%) and Value Equity (-24.2%) both underperformed. The Limited Duration Bond Portfolio (+5.2%) and the High Yield Portfolio (-11.2%) also underperformed their respective benchmarks.

Partially offsetting these detractors from performance, our allocation to Emerging Markets Equities (-6.2%) and Emerging Markets Debt (+10.9%) contributed positively to performance, as they outperformed U.S. assets. International equity strategies also added value as the MSIF Active International Allocation Portfolio (-13.1%) and the MSIF International Magnum Portfolio (-13.4%) both outperformed MSCI EAFE (-15.9%).

MARKET OUTLOOK

The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6 through 9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to global equities, an underweight to global fixed income, and a small overweight to cash.

January 2003

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Aggressive Portfolio

                                     FINANCIAL STATEMENTS
                                     December 31, 2002

PORTFOLIO OF INVESTMENTS

                                                                          VALUE
                                                          SHARES          (000)
-------------------------------------------------------------------------------
INVESTMENTS (99.4%)
-------------------------------------------------------------------------------
U.S. EQUITY FUNDS (49.2%)
  MSIF Equity Growth Portfolio, Class A                  199,334     $    2,490
  MSIF U.S. Real Estate Portfolio, Class A                27,071            367
  MSIF Value Equity Portfolio, Class A                   348,294          2,511
  MSIFT Mid Cap Growth Portfolio,
    Institutional Class                                   23,517            284
  MSIFT Mid Cap Value Portfolio,
    Institutional Class                                    6,933            100
-------------------------------------------------------------------------------
                                                                          5,752
-------------------------------------------------------------------------------
U.S. FIXED INCOME FUNDS (12.7%)
  MSIFT Core Plus Fixed Income Portfolio,
    Institutional Class                                  120,024          1,383
  MSIFT High Yield Portfolio,
    Institutional Class                                   23,177            104
-------------------------------------------------------------------------------
                                                                          1,487
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS (36.5%)
  MSIF Active International Allocation
    Portfolio, Class A                                   138,867          1,014
  MSIF Emerging Markets Portfolio, Class A               123,740          1,255
  MSIF International Magnum Portfolio, Class A           249,047          2,002
-------------------------------------------------------------------------------
                                                                          4,271
-------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND (0.9%)
  MSIF Emerging Markets Debt
    Portfolio, Class A                                    35,332            104
-------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
  J.P. Morgan Securities, Inc., 1.05%,
    dated 12/31/02, due 1/2/03                        $       16(a)          16
-------------------------------------------------------------------------------
Total Investments (99.4%) (Cost $13,304)                                 11,630
Other Assets and Liabilities -- Net (0.6%)                                   71
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $   11,701
-------------------------------------------------------------------------------

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2002. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Financial Statements

                                     Statements of Assets and Liabilities
                                     December 31, 2002

                                                                         CONSERVATIVE   MODERATE       AGGRESSIVE
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                         (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at Cost                                                     $      9,688   $     14,276   $     13,304
-------------------------------------------------------------------------------------------------------------------
  Investments, at Value                                                  $      9,297   $     12,919   $     11,630
  Cash                                                                              1              1             --
  Receivable for Portfolio Shares Sold                                             34            106            107
  Receivable from Investment Adviser                                                1             --             --
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    9,333         13,026         11,737
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Professional Fees Payable                                                        (9)           (13)           (12)
  Payable for Investments Purchased                                                (5)            (2)            --
  Administrative Fees Payable                                                      (3)           (10)            (7)
  Custodian Fees Payable                                                           (2)            (3)            (3)
  Shareholder Reporting Fees Payable                                               (6)           (15)           (13)
  Other Liabilities                                                                (1)            --             (1)
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 (26)           (43)           (36)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $      9,307   $     12,983   $     11,701
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                        $      9,999   $     15,825   $     15,402
  Undistributed (Distributions in Excess of) Net Investment Income                 --              1             --
  Accumulated Net Realized Gain (Loss)                                           (301)        (1,486)        (2,027)
  Unrealized Appreciation (Depreciation) on Investments                          (391)        (1,357)        (1,674)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $      9,307   $     12,983   $     11,701
-------------------------------------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                               $      8,691   $     12,415   $     11,175
SHARES ISSUED AND OUTSTANDING ($0.001 PAR VALUE)
  (Authorized 1,500,000 shares)                                                   976          1,610          1,572
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                 $       8.91   $       7.71   $       7.11
-------------------------------------------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                               $        616   $        568   $        526
SHARES ISSUED AND OUTSTANDING ($0.001 PAR VALUE)
  (Authorized 1,500,000 shares)                                                    69             74             74
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                 $       8.91   $       7.70   $       7.11
-------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Financial Statements

                                     Statements of Operations
                                     December 31, 2002

                                                                         CONSERVATIVE   MODERATE       AGGRESSIVE
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                         (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends Distributed from Underlying Funds                            $        253   $        433   $        215
  Interest                                                                          1              1              1
===================================================================================================================
TOTAL INCOME                                                                      254            434            216
===================================================================================================================
EXPENSES:
  Administrative Fees                                                              15             26             23
  Professional Fees                                                                 3             --              4
  Shareholder Reporting Fees                                                       15             30             28
  Filing and Registration Fees                                                     23             23             23
  Amortization of Organizational Costs                                             20             20             20
  Custodian Fees                                                                   11             14             15
  Distribution Fees on Class B Shares                                               2              1              1
  Other Expenses                                                                    3              2              3
===================================================================================================================
    Total Expenses                                                                 92            116            117
  Administrative Fees Waived                                                      (15)           (26)           (23)
  Expenses Reimbursed by Adviser                                                  (54)           (62)           (68)
===================================================================================================================
NET EXPENSES                                                                       23             28             26
===================================================================================================================
NET INVESTMENT INCOME                                                             231            406            190
===================================================================================================================
NET REALIZED GAIN (LOSS):
  Gains Distributed from Underlying Funds                                          10             42             12
  Investments Sold                                                               (124)          (524)        (1,306)
===================================================================================================================
TOTAL NET REALIZED GAIN (LOSS)                                                   (114)          (482)        (1,294)
===================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                                    (385)        (1,203)          (902)
===================================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)                                                    (499)        (1,685)        (2,196)
===================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $       (268)  $     (1,279)  $     (2,006)
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Financial Statements

                                     Statements of Changes in Net Assets

                                                CONSERVATIVE PORTFOLIO       MODERATE PORTFOLIO      AGGRESSIVE PORTFOLIO
                                                -----------------------   -----------------------   -----------------------
                                                YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                      2002         2001         2002          2001        2002         2001
                                                      (000)        (000)        (000)         (000)       (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS
  Net Investment Income                         $      231   $      224   $      406   $      413   $      190   $      200
  Net Realized Gain (Loss)                            (114)        (121)        (482)        (826)      (1,294)        (636)
  Net Change in Unrealized Appreciation
    (Depreciation)                                    (385)          75       (1,203)         292         (902)        (202)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                         (268)         178       (1,279)        (121)      (2,006)        (638)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                               (239)        (207)        (408)        (371)        (202)        (153)
  Net Realized Gain                                     --           --           --          (81)          --         (158)
  CLASS B:
  Net Investment Income                                (15)         (27)         (17)         (20)          (8)          (9)
  Net Realized Gain                                     --           --           --           (8)          --          (12)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (254)        (234)        (425)        (480)        (210)        (332)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                         8,478        5,744        7,880        8,784        9,914        8,292
  Distributions Reinvested                             239          206          408          452          202          311
  Redeemed                                          (4,286)      (3,470)      (5,339)      (3,208)      (6,541)      (4,043)
  CLASS B:
  Subscribed                                            --           --           --          294           --           --
  Distributions Reinvested                              15           27           17           28            8           21
  Redeemed                                              --           --           --         (295)          --           --
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions        4,446        2,507        2,966        6,055        3,583        4,581
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets            3,924        2,451        1,262        5,454        1,367        3,611
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of Period                                5,383        2,932       11,721        6,267       10,334        6,723
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                 $    9,307   $    5,383   $   12,983   $   11,721   $   11,701   $   10,334
---------------------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
    NET INVESTMENT INCOME INCLUDED IN END OF
    PERIOD NET ASSETS                                   --           --   $        1           --           --           --
---------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
    CLASS A:
    Shares Subscribed                                1,411          587        1,960          960        2,276          913
    Shares Issued on Distributions Reinvested           27           22           53           51           29           35
    Shares Redeemed                                   (959)        (353)      (1,658)        (355)      (1,848)        (450)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                      479          256          355          656          457          498
---------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                   --           --           --           --           --           --
    Shares Issued on Distributions Reinvested            2            2            2            3            1            3
    Shares Redeemed                                     --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares
      Outstanding                                        2            2            2            3            1            3
---------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Financial Highlights

                                     Conservative Portfolio

SELECTED PER SHARE DATA AND RATIOS

                                                                                          CLASS A
                                                                    ----------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                       2002#       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   9.53   $   9.60   $  10.09   $  10.18   $  10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.30       0.42       0.56       0.56       0.35
  Net Realized and Unrealized Gain (Loss)                              (0.67)     (0.04)     (0.26)      0.31       0.42
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.37)      0.38       0.30       0.87       0.77
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.25)     (0.45)     (0.76)     (0.76)     (0.46)
  Net Realized Gain                                                       --         --      (0.03)     (0.20)     (0.13)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.25)     (0.45)     (0.79)     (0.96)     (0.59)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   8.91   $   9.53   $   9.60   $  10.09   $  10.18
========================================================================================================================
TOTAL RETURN                                                           (3.95)%     4.07%      3.06%      8.69%      7.76%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $  8,691   $  4,740   $  2,313   $  4,414   $  3,141
Ratio of Expenses to Average Net Assets (1)                             0.30%      0.43%      0.28%      0.31%      0.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         3.26%      7.81%      6.08%      5.02%      5.31%
Portfolio Turnover Rate                                                   71%        92%        59%        61%       129%
------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                      $   0.09   $   0.15   $   0.19   $   0.27   $   0.27
  Ratios before expense limitation:
    Expenses to Average Net Assets                                      1.25%      2.64%      2.38%      2.74%      4.45%
    Net Investment Income (Loss) to Average Net Assets                  2.31%      5.60%      3.99%      2.59%      1.21%
------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                    ----------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                       2002#       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   9.54   $   9.59   $  10.08   $  10.18   $  10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.26       0.49       0.66       0.50       0.52
  Net Realized and Unrealized Gain (Loss)                              (0.66)     (0.12)     (0.38)      0.33       0.23
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.40)      0.37       0.28       0.83       0.75
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.23)     (0.42)     (0.74)     (0.73)     (0.44)
  Net Realized Gain                                                       --         --      (0.03)     (0.20)     (0.13)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.23)     (0.42)     (0.77)     (0.93)     (0.57)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   8.91   $   9.54   $   9.59   $  10.08   $  10.18
========================================================================================================================
TOTAL RETURN                                                           (4.30)%     4.03%      2.81%      8.33%      7.52%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $    616   $    643   $    619   $    602   $    555
Ratio of Expenses to Average Net Assets (2)                             0.55%      0.68%      0.54%      0.56%      0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         3.01%      7.74%      6.40%      4.73%      5.06%
Portfolio Turnover Rate                                                   71%        92%        59%        61%       129%
------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                      $   0.10   $   0.22   $   0.24   $   0.25   $   0.42
  Ratios before expense limitation:
    Expenses to Average Net Assets                                      1.50%      2.89%      2.63%      2.90%      4.70%
    Net Investment Income (Loss) to Average Net Assets                  2.06%      5.37%      4.09%      2.39%      0.96%
------------------------------------------------------------------------------------------------------------------------

The ratios of expenses to average net assets do not reflect the expenses of the Underlying Funds attributable to the Portfolio.
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Financial Highlights

                                     Moderate Portfolio
SELECTED PER SHARE DATA AND RATIOS

                                                                                          CLASS A
                                                                    ----------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                       2002#       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.84   $   9.40   $  10.69   $  10.49   $  10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.28       0.34       0.78       0.39       0.28
  Net Realized and Unrealized Gain (Loss)                              (1.15)     (0.50)     (0.94)      1.23       0.71
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.87)     (0.16)     (0.16)      1.62       0.99
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.26)     (0.32)     (0.64)     (0.89)     (0.43)
  Net Realized Gain                                                       --      (0.08)     (0.49)     (0.53)     (0.07)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.26)     (0.40)     (1.13)     (1.42)     (0.50)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.71   $   8.84   $   9.40   $  10.69   $  10.49
========================================================================================================================
TOTAL RETURN                                                           (9.78)%    (1.67)%    (1.37)%    15.79%      9.93%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 12,415   $ 11,090   $  5,624   $  5,720   $  4,580
Ratio of Expenses to Average Net Assets (1)                             0.21%      0.27%      0.21%      0.23%      0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         3.33%      4.46%      7.43%      3.59%      4.26%
Portfolio Turnover Rate                                                   58%        71%        59%        87%       139%
------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                     $   0.06   $   0.11   $   0.16   $   0.26   $   0.22
  Ratios before expense limitation:
     Expenses to Average Net Assets                                     0.92%      1.83%      1.70%      2.58%      3.63%
     Net Investment Income (Loss) to Average Net Assets                 2.62%      2.90%      5.95%      1.23%      0.88%
------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                    ----------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                       2002#       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.83   $   9.39   $  10.68   $  10.48   $  10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.24       0.40       0.73       0.37       0.42
  Net Realized and Unrealized Gain (Loss)                              (1.13)     (0.59)     (0.92)      1.23       0.53
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.89)     (0.19)     (0.19)      1.60       0.95
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.24)     (0.29)     (0.61)     (0.87)     (0.40)
  Net Realized Gain                                                       --      (0.08)     (0.49)     (0.53)     (0.07)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.24)     (0.37)     (1.10)     (1.40)     (0.47)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.70   $   8.83   $   9.39   $  10.68   $  10.48
========================================================================================================================
TOTAL RETURN                                                          (10.03)%    (1.94)%    (1.61)%    15.54%      9.57%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $    568   $    631   $    643   $    654   $    566
Ratio of Expenses to Average Net Assets (2)                             0.46%      0.52%      0.46%      0.48%      0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         3.08%      4.21%      7.22%      3.35%      4.01%
Portfolio Turnover Rate                                                   58%        71%        59%        87%       139%
------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                     $   0.06   $   0.17   $   0.16   $   0.26   $   0.35
  Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.17%      2.08%      1.95%      2.81%      3.88%
     Net Investment Income (Loss) to Average Net Assets                 2.37%      2.51%      5.74%      1.02%      0.63%
-------------------------------------------------------------------------------------------------------------------------

The ratios of expenses to average net assets do not reflect the expenses of the Underlying Funds attributable to the Portfolio.
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                     Financial Highlights

                                     Aggressive Portfolio

SELECTED PER SHARE DATA AND RATIOS

                                                                                          CLASS A
                                                                    ----------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                       2002#       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.70   $   9.77   $  12.30   $  10.49   $  10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.14       0.17       0.83       0.24       0.13
  Net Realized and Unrealized Gain (Loss)                              (1.60)     (0.92)     (1.80)      3.29       0.70
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.46)     (0.75)     (0.97)      3.53       0.83
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.13)     (0.14)     (0.57)     (0.86)     (0.24)
  Net Realized Gain                                                       --      (0.18)     (0.99)     (0.86)     (0.10)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.13)     (0.32)     (1.56)     (1.72)     (0.34)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.11   $   8.70   $   9.77   $  12.30   $  10.49
========================================================================================================================
TOTAL RETURN                                                          (16.75)%    (7.71)%    (7.92)%    34.31%      8.38%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 11,175   $  9,701   $  6,035   $  6,200   $  4,194
Ratio of Expenses to Average Net Assets (1)                             0.22%      0.29%      0.27%      0.28%      0.31%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.77%      2.35%      7.44%      1.36%      2.18%
Portfolio Turnover Rate                                                   80%        63%        50%       106%       188%
------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                     $   0.07   $   0.12   $   0.15   $   0.42   $   0.23
  Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.05%      2.02%      1.62%      2.66%      4.19%
     Net Investment Income (Loss) to Average Net Assets                 0.94%      0.62%      6.12%     (1.03)%    (1.69)%
------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                    ----------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                       2002#       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.70   $   9.78   $  12.30   $  10.50   $  10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.11       0.17       0.79       0.19       0.20
  Net Realized and Unrealized Gain (Loss)                              (1.59)     (0.95)     (1.78)      3.30       0.62
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.48)     (0.78)     (0.99)      3.49       0.82
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.11)     (0.12)     (0.54)     (0.83)     (0.22)
  Net Realized Gain                                                       --      (0.18)     (0.99)     (0.86)     (0.10)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.11)     (0.30)     (1.53)     (1.69)     (0.32)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.11   $   8.70   $   9.78   $  12.30   $  10.50
========================================================================================================================
TOTAL RETURN                                                          (16.98)%    (8.02)%    (8.07)%    33.88%      8.23%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $    526   $    633   $    688   $    748   $    559
Ratio of Expenses to Average Net Assets (2)                             0.47%      0.54%      0.52%      0.53%      0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         1.52%      2.10%      7.05%      1.00%      1.93%
Portfolio Turnover Rate                                                   80%        63%        50%       106%       188%
------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                     $   0.07   $   0.16   $   0.15   $   0.46   $   0.41
  Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.30%      2.27%      1.87%      2.93%      4.44%
     Net Investment Income (Loss) to Average Net Assets                 0.69%      0.36%      5.74%     (1.39)%    (1.94)%
------------------------------------------------------------------------------------------------------------------------

The ratios of expenses to average net assets do not reflect the expenses of the Underlying Funds attributable to the Portfolio.
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

Notes to Financial Statements

Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a type of mutual fund often described as a "fund of funds." The Fund consists of three separate investment portfolios: Conservative Portfolio, Moderate Portfolio and Aggressive Portfolio, (each a "Portfolio" and collectively, the "Portfolios") that invest primarily in different combinations of the Class A shares of certain investment portfolios of Morgan Stanley Institutional Fund, Inc. and the Institutional Class shares of certain investment portfolios of Morgan Stanley Institutional Fund Trust (each an "Underlying Fund" and collectively, the "Underlying Funds"). The Morgan Stanley Institutional Fund Trust is managed by an affiliate of the Investment Adviser. The Fund currently offers two classes of shares, Class A and Class B shares. Both classes have identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. The investment objective of the Conservative, Moderate and Aggressive Portfolios is to seek the highest level of long- term total return that is consistent with a relatively conservative level, moderate level or high level of risk, respectively.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Investments in the Underlying Funds are valued at the net asset value per share of the Underlying Fund at the close of each valuation day. Short-term securities with a maturity date of less than 60 days are valued at amortized cost which approximates market value.

2. Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. Organizational Costs: The Fund incurred organizational costs of approximately $297,000 which have been capitalized and allocated equally to each Portfolio. Such costs are being amortized on a straight line basis over a period of five years beginning on December 31, 1997, the date the Fund commenced operations. Morgan Stanley Investment Management Inc. has agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption. As of December 31, 2002, the Fund has fully amortized its organization costs.

4. Other: Realized gains and losses from the sale of the Underlying Funds are determined on the specific identified cost basis. Dividend income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares of a Portfolio based upon their relative net assets.

B. INVESTMENT ADVISER AND ADMINISTRATOR: Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), a wholly-owned subsidiary of Morgan Stanley & Co., allocates the Portfolios' investments in the Underlying Funds within the applicable ranges for each Portfolio, at no charge, under the terms of an Investment Advisory and Management Agreement (the "Agreement"). The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and J.P. Morgan Chase Bank ("JPMorganChase"), JPMorganChase provides certain administrative services to the Fund through its corporate affiliate J.P.Morgan Investor Services Company ("JPMIS").

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

NOTES TO FINANCIAL STATEMENTS (CONT'D)

For such services, the Adviser pays JPMIS a portion of the fee the Adviser receives from the Fund. An employee of JPMIS is an officer of the Fund.

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses of the Portfolios plus the operating expenses of the Underlying Funds attributable to the shares owned by the Portfolios, expressed as a percentage of average daily net assets, exceed the maximum annual ratios indicated as follows:

                                   MAXIMUM
                                EXPENSE RATIO
                              -------------------
PORTFOLIO                     CLASS A     CLASS B
-------------------------------------------------
Conservative                   0.80%       1.05%

Moderate                       0.90        1.15

Aggressive                     1.10        1.35

C. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley & Co., and an affiliate of MSIM, serves as the distributor of the Fund and provides Class B shareholders of each applicable Portfolio with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Distributor is entitled to receive from each Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive, from time to time, all or a portion of its distribution fee.

D. CUSTODIAN: JPMorganChase serves as the custodian of the investments and cash of the Portfolios.

E. PURCHASES AND SALES: For the year ended December 31, 2002, purchases and sales of Underlying Funds were as follows:

                      PURCHASES      SALES
PORTFOLIO               (000)        (000)
------------------------------------------
Conservative          $  9,565    $  5,070

Moderate                10,702       7,065

Aggressive              12,606       8,575

For the year ended December 31, 2002, the Fund had no purchases and sales of long-term U.S. Government securities.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolios are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                             (000)
                       --------------------------------------------------
                          2002 DISTRIBUTIONS        2001 DISTRIBUTIONS
                             PAID FROM:                PAID FROM:
                       -----------------------   ------------------------
                        ORDINARY     LONG-TERM    ORDINARY    LONG-TERM
PORTFOLIO                INCOME    CAPITAL GAIN    INCOME    CAPITAL GAIN
-------------------------------------------------------------------------
Conservative           $      254   $       --   $      234   $       --
Moderate                      425           --          391           89
Aggressive                    210           --          162          170

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolios had no distributable earnings on a tax basis.

At December 31, 2002, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                                 NET
                                                              UNREALIZED
                                    UNREALIZED   UNREALIZED     APPREC.
                          COST        APPREC.     DEPREC.      (DEPREC.)
PORTFOLIO                (000)        (000)        (000)         (000)
------------------------------------------------------------------------
Conservative           $    9,844   $       18   $     (565)  $     (547)

Moderate                   15,389           --       (2,470)      (2,470)

Aggressive                 14,675           --       (3,045)      (3,045)

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

NOTES TO FINANCIAL STATEMENTS (CONT'D)

At December 31, 2002, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, of the year indicated.

                             2008         2009         2010        TOTAL
PORTFOLIO                    (000)        (000)        (000)       (000)
------------------------------------------------------------------------
Conservative           $       12   $       26   $      105   $      143

Moderate                       --          174          199          373

Aggressive                     --           51          435          486

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio intends to defer to January 1, 2003 for U.S. Federal income tax purposes, post-October capital losses as follows:

PORTFOLIO                    (000)
----------------------------------
Conservative                $    1

Moderate                        --

Aggressive                     170

G. OTHER: Certain Portfolios have investments in Underlying Funds which invest in high-yield and/or foreign securities.

Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. In addition, these investments tend to have thinner trading markets which may result in less availability of price quotations and a risk that amounts realized upon disposition of a security will differ from such quotations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated and U.S. security market transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

H. SUBSEQUENT EVENT: The Board of Directors approved the liquidation of the Fund. The Fund is scheduled to liquidate as of March 31, 2003.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Morgan Stanley Strategic Adviser Fund, Inc. (comprising, respectively, the Conservative Portfolio, the Moderate Portfolio and the Aggressive Portfolio) (the "Fund") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999, were audited by other auditors whose report, dated February 8, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Strategic Adviser Fund, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     December 31, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2002, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Conservative, Moderate and Aggressive Portfolios are 6.2%, 9.7% and 21.8%, respectively.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Overview

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                        TERM OF                                      NUMBER OF
                                        OFFICE AND                                   PORTFOLIOS IN
                            POSITION(S) LENGTH OF                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME        PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT  SERVED*     PAST 5 YEARS                     DIRECTOR**    DIRECTOR
--------------------------  ----------  ----------  -------------------------------  ------------- --------------------------------
John D. Barrett II (67)     Director    Director    Chairman and Director of         71            Director of the Ashforth Company
565 Fifth Avenue                        since 1996  Barrett Associates, Inc.                       (real estate).
New York, NY 10017                                  (investment counseling).

Thomas P. Gerrity (61)      Director    Director    Professor of Management,         71            Director, ICG Commerce, Inc.;
219 Grays Lane                          since 2001  formerly Dean, Wharton School                  Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                                 of Business, University of                     Group Holdings, Inc., CVS
                                                    Pennsylvania; formerly                         Corporation and Knight-Ridder,
                                                    Director, IKON Office                          Inc.
                                                    Solutions, Inc., Fiserv,
                                                    Digital Equipment Corporation,
                                                    Investor Force Holdings, Inc.
                                                    and Union Carbide Corporation.

Gerard E. Jones (65)        Director    Director    Of Counsel, Shipman & Goodwin,   72            Director of Tractor Supply
Shipman & Goodwin, LLP                  since 1996  LLP (law firm).                                Company, Tiffany Foundation,
43 Arch Street                                                                                     Fairfield County Foundation and
Greenwich, CT 06830                                                                                The India Magnum Fund Ltd.

Joseph J. Kearns (60)       Director    Director    Investment consultant; formerly  71            Director, Electro Rent
Kearns & Associates LLC                 since 2001  CFO of The J. Paul Getty Trust.                Corporation and The Ford Family
PMB 754                                                                                            Foundation.
23852 Pacific Coast Hwy.
Malibu, CA 90265

Vincent R. McLean (71)      Director    Director    Formerly, Executive Vice         71            Director, Banner Life Insurance
702 Shackamaxon Drive                   since 2001  President, Chief Financial                     Co.; William Penn Life Insurance
Westfield, NJ 07090                                 Officer, Director and Member of                Company of New York.
                                                    the Executive Committee of
                                                    Sperry Corporation (now part of
                                                    Unisys Corporation).

C. Oscar Morong, Jr. (67)   Director    Director    Managing Director, Morong        71            Trustee of the mutual funds in
1385 Outlook Drive West                 since 2001  Capital Management; formerly,                  the Smith Barney/CitiFunds fund
Mountainside, NJ 07092                              Senior Vice President and                      complex.
                                                    Investment Manager for CREF,
                                                    TIAA-CREF Investment
                                                    Management, Inc. (investment
                                                    management); formerly,
                                                    Director, The Indonesia Fund
                                                    (mutual fund).

William G. Morton, Jr. (65) Director    Director    Chairman Emeritus and former     71            Director of Radio Shack
304 Newbury Street, #560                since 2000  Chief Executive Officer of                     Corporation (electronics).
Boston, MA 02115                                    Boston Stock Exchange.

Michael Nugent (66)         Director    Director    General Partner, Triumph         194           Director of various business
c/o Triumph Capital, L.P.               since 2001  Capital, L.P. (private                         organizations; Chairman of the
237 Park Avenue                                     investment partnership);                       Insurance Committee and Director
New York, NY 10017                                  formerly, Vice President,                      or Trustee of the retail families
                                                    Bankers Trust Company and BT                   of funds advised by Morgan
                                                    Capital Corporation.                           Stanley Investment Advisors Inc.

Fergus Reid (70)            Director    Director    Chairman and Chief Executive     72            Trustee and Director of
85 Charles Colman Blvd.                 since 1996  Officer of Lumelite Plastics                   approximately 30 investment
Pawling, NY 12564                                   Corporation.                                   companies in the JPMorgan Funds
                                                                                                   complex managed by JPMorgan
                                                                                                   Investment Management Inc.,
                                                                                                   Director of The India Magnum
                                                                                                   Fund Ltd.

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Overview

DIRECTOR AND OFFICER INFORMATION (CONT'D)

Interested Directors:

                                        TERM OF                                      NUMBER OF
                                        OFFICE AND                                   PORTFOLIOS IN
                            POSITION(S) LENGTH OF                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME        PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT  SERVED*     PAST 5 YEARS                     DIRECTOR**    HELD BY DIRECTOR
--------------------------  ----------  ----------  -------------------------------  ------------- -------------------
Barton M. Biggs (70)        Chairman    Chairman    Chairman, Director and           72            Member of the Yale
1221 Avenue of the Americas and         and         Managing Director of Morgan                    Development Board
New York, NY 10020          Director    Director    Stanley Investment Management
                                        since       Inc. and Chairman and Director
                                        1996        of Morgan Stanley Investment
                                                    Management Limited; Managing
                                                    Director of Morgan Stanley &
                                                    Co. Incorporated; Director and
                                                    Chairman of the Board of
                                                    various U.S. registered
                                                    companies managed by Morgan
                                                    Stanley Investment Management
                                                    Inc.

Ronald E. Robison (63)      President   President   President and Trustee; Chief     72
1221 Avenue of the Americas and         and         Global Operations Officer and
New York, NY 10020          Director    Director    Managing Director of Morgan
                                        since       Stanley Investment Management,
                                        2001        Inc.; Managing Director of
                                                    Morgan Stanley & Co.
                                                    Incorporated; formerly,
                                                    Managing Director and Chief
                                                    Operating Officer of TCW
                                                    Investment Management Company;
                                                    Director and President of
                                                    various funds in the Fund
                                                    Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                     Overview

DIRECTOR AND OFFICER INFORMATION (CONT'D)

Officers:

                                              POSITION(S)   TERM OF OFFICE
                                              HELD WITH     AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER    REGISTRANT    TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------   ------------  --------------  --------------------------------------------------
Ronald E. Robison (63)                        President     President and   Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.     and Director  Director since  Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                 2001            Inc.; Director and President of various U.S.
New York, NY 10020                                                          registered investment companies managed by Morgan
                                                                            Stanley Investment Management Inc.; previously,
                                                                            Managing Director and Chief Operating Officer of
                                                                            TCW Investment Management Company.

Stefanie V. Chang (36)                        Vice          Vice President  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.     President     since 1997      Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                 Management Inc.; formerly, practiced law with
New York, NY 10020                                                          New York law firm of Rogers & Wells (now Clifford
                                                                            Chance US LLP); Vice President of certain funds in
                                                                            the Fund Complex.

Lorraine Truten (41)                          Vice          Vice President  Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.     President     since 2001      Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                 Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                          President, Morgan Stanley Fund Distribution, Inc.
                                                                            formerly, President of Morgan Stanley
                                                                            Institutional Fund Trust; Vice President of
                                                                            certain funds in the Fund Complex.

Mary E. Mullin (35)                           Secretary     Secretary       Vice President of Morgan Stanley & Co.,
Morgan Stanley Investment Management Inc.                   since 1999      Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                 Management, Inc.; formerly, practiced law with the
New York, NY 10020                                                          New York law firms of McDermott, Will & Emery and
                                                                            Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                            Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                         Treasurer     Treasurer       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                   since 2002      Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                 Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                          registered investment companies managed by Morgan
                                                                            Stanley Investment Management Inc.; formerly, with
                                                                            Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                            LLP).

Belinda A. Brady (34)                         Assistant     Assistant       Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.             Treasurer     Treasurer       Investor Services Co. (formerly Chase Global Funds
73 Tremont Street                                           since 2001      Services Company); formerly, Senior Auditor at
Boston, MA 02108-3913                                                       Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                            LLP). Assistant Treasurer of certain funds in the
                                                                            Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

26